Note 13 - Leases	12 Months Ended
Dec. 31, 2025
Presentation of Leases for Lessee
Leases

Note 13 — Leases

Accounting Policies

For contracts that are, or contain, a lease, Opera recognizes a lease liability and a right-of-use asset at the lease commencement date, except for short-term leases of 12 months or less and leases of low-value assets, which are expensed on a straight-line over the lease term.

The lease liability is initially measured at the present value of lease payments over the lease term, including fixed payments, variable lease payments that depend on an index or rate, amounts expected to be payable under residual value guarantees, and the exercise price of purchase options and termination penalties when the exercise of such options is reasonably certain.

Lease payments are discounted using Opera’s incremental borrowing rate, determined using a build-up approach based on a risk-free rate adjusted for credit risk and other lease-specific factors, including term, currency, geographic location and collateral.

After commencement, the lease liability is increased for interest accretion and reduced by lease payments made. The lease liability is remeasured upon changes in future lease payments resulting from contract modifications, changes in an index or rate, or reassessments of purchase options.

The right-of-use asset is initially measured at cost, comprising the initial lease liability adjusted for lease payments made at or before commencement, initial direct costs, estimated restoration obligations and lease incentives received. Right-of-use assets are presented within property and equipment according to the nature of the underlying asset and are depreciated on a straight-line basis over the shorter of the lease term and the asset’s estimated useful life (see Note 9). Remeasurements of the lease liability result in corresponding adjustments to the right-of-use asset.

Leases

Opera leases office premises and equipment, including servers and network equipment. Lease terms are negotiated on an individual basis and vary in duration and conditions. Leases generally have fixed terms ranging from six months to seven years, and certain leases include extension and early termination options designed to provide operational flexibility. Most extension and termination options are exercisable by Opera.

The table below presents the amounts of lease liabilities (in thousands):

	As of December 31,
	2024	2025
Non-current lease liabilities	$5,631	$4,544
Current lease liabilities	3,955	3,866
Total lease liabilities	$9,586	$8,410

See Note 15 for a maturity analysis of lease and other financial liabilities.

Set out below are the carrying amounts of right-of-use assets (in thousands):

	As of December 31,
	2024	2025
Office premises	$5,600	$5,498
Equipment	3,894	2,015
Total right-of-use assets	$9,494	$7,513

Additions to right-of-use assets totaled $3.9 million in 2024 and $2.7 million in 2025. See Note 9 for additional details on right-of-use assets.

The Statement of Operations has the following amounts relating to leases (in thousands):

	Year Ended December 31,
	2023	2024	2025
Depreciation expense of right-of-use assets presented as property	$(1,664)	$(1,838)	$(2,029)
Depreciation expense of right-of-use assets presented as equipment	(1,971)	(2,514)	(2,641)
Expense relating to short-term leases (included in other operating expenses)	(1,254)	(1,251)	(1,084)
Interest expense (included in finance expense)	(356)	(518)	(461)
Foreign exchange gain (loss)	(196)	601	(894)
Total lease-related expenses	$(5,441)	$(5,520)	$(7,109)

Total cash outflows for leases were $6.1 million in 2023, $6.5 million in 2024, and $6.4 million in 2025. Payments relating to leases of low-value assets were immaterial.

Security

Certain lease agreements require Opera to provide cash security deposits. As of December 31, 2025, such deposits totaled $1.5 million (2024: $1.3 million). Leased assets may not be used as collateral for borrowing purposes.